EXCHANGE PLACE ADVISORS TRUST
(the “Trust”)

SPHERE 500 CLIMATE FUND

Trading Symbol: SPFFX

(the “Fund”)

Supplement dated August 12, 2025 to the Fund’s
Prospectus dated January 28, 2025, as supplemented

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Proposed Change to the Fund’s Management Fee Structure

The Board of Trustees of the Trust (the “Board”) has approved a proposal to change the Fund’s current management fee structure from a “unitary fee” arrangement, including approval of a new Investment Advisory Agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Reflection Asset Management, LLC, which is subject to shareholder approval (the “Proposal”).

If the Proposal is approved by shareholders, the Fund’s current Investment Advisory Agreement, between the Trust, on behalf of the Fund, and the Adviser (the “Current Advisory Agreement”), under which the Fund pays a single “unitary fee” to the Adviser at the annual rate of 0.07% of the Fund’s average daily net assets for investment advisory and other services, which also covers essentially all of the Fund’s ordinary operating expenses, will be replaced with the New Advisory Agreement, under which the Fund will pay the Adviser a fee at the same annual rate of 0.07% of the Fund’s average daily net assets for its services but the Fund will also be responsible for separately paying other Fund operating expenses. Reflection Asset Management, LLC will continue to serve as the Adviser for the Fund under the New Advisory Agreement, which has terms that are identical to the current Investment Advisory Agreement except for the fee structure and expense arrangement and effective date. In addition, no changes are being proposed to the Fund’s investment objective or investment strategies.

The Proposal requires the approval of shareholders. Shareholders of the Fund will be asked to vote on the Proposal at an upcoming shareholder meeting that is anticipated to be held on or about September 15, 2025 (the “Shareholder Meeting”). Additional and important details about these changes will be described in a proxy statement, which is anticipated to be mailed to shareholders later in August 2025.

If the shareholders of the Fund approve the Proposal at the Shareholder Meeting, the New Advisory Agreement is expected to become effective soon after the Shareholder Meeting. If the New Advisory Agreement is approved, the Adviser has agreed to contractually waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding any front-end or contingent deferred loads, taxes, interest expense, interest and dividends paid on short sales, acquired fund fees and expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, such as litigation) of the Fund are limited to 0.07% for the Fund’s current share class (to be renamed the R6 Class) to ensure that the Fund’s total annual operating expenses do not exceed the fee under the Current Advisory Agreement with respect to the Fund’s current Share class and do not exceed 0.30% for Institutional Class shares (a new share class that has not commenced operations), respectively, as a percentage of average net assets until December 31, 2030.

Shareholders of the Fund are urged to read the proxy statement when it becomes available because it will contain more information about the proposed changes. The foregoing disclosure is not intended to solicit a proxy from any shareholder of the Fund.

Redesignation of Share Class

Effective on or about September 16, 2025, the Fund’s current sole share class will be re-named Class R6 and will only be available to certain retirement plans trading through omnibus accounts. Class R6 shares will be offered for sale without the imposition of shareholder servicing fees and will be available in certain individual retirement plans, including the following, provided that, in each case, the plan trades on an omnibus level:

•	Section 401(a) and 457 plans;
•	Certain Section 403(b) plans;
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•	Section 401(k), profit sharing, money purchase pension and defined benefit plans; and
•	Non-qualified deferred compensation plans.

Shareholders holding Class R6, the Fund’s sole share class prior to September 16, 2025, who did not purchase such shares through individual retirement accounts may continue to hold such shares and are also eligible to purchase additional Class R6 shares.

If you have questions, please contact the Fund toll free at 1-844-2SPHERE.

Please retain this Supplement for future reference.

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